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                                                                    Exhibit 99.2

THIS NOTE HAS BEEN ISSUED AND SOLD WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933 (THE "FEDERAL ACT") OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON CERTAIN EXEMPTIVE PROVISIONS OF SAID ACTS, INCLUDING PARAGRAPH
(13) OF THE CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973 (THE "GEORGIA ACT"). THIS NOTE CANNOT BE SOLD OR TRANSFERRED EXCEPT IF, IN THE OPINION OF COUNSEL TO THE ISSUER, SUCH SALE OR TRANSFER WOULD BE (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE FEDERAL ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION; AND (2) IN A TRANSACTION WHICH IS EXEMPT UNDER APPLICABLE STATE SECURITIES LAWS, INCLUDING THE GEORGIA ACT, OR PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SUCH LAWS, OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SUCH LAWS.


                      AMENDED AND RESTATED PROMISSORY NOTE

$5,000,000.00
                                                               November 30, 2000
                                                                Atlanta, Georgia

          FOR VALUE RECEIVED, the undersigned, EDUTREK INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Georgia (the "Company"), hereby promises to pay to the order of CAREER EDUCATION CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Holder"), at the Holder's address at 2895 Greenspoint Parkway, Suite 600, Hoffman Estates, Illinois 60195, or at such other place as the Holder may designate, a principal sum equal to FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00), together with interest at the rate set forth below and calculated and paid as described below on the unpaid balance of such principal amount from the date hereof until the unpaid principal balance shall have been paid in full.

                        ARTICLE I. PAYMENT PROVISIONS

Section 1.01. Interest and Maturity. This Note shall bear simple interest on the outstanding principal amount at a floating rate per annum equal to the then current prime rate of interest, which rate, as of the date hereof, is nine and one-half percent (9.50%), as published from time to time in the "Money Rates" section of the Midwest Edition of The Wall Street Journal (or, if the prime rate of interest is no longer published in such publication, the Holder may, in its reasonable discretion, designate an alternative reference rate for calculation of interest under this Note, which rate shall be the substantial equivalent of the prime rate), computed on the basis of a year of 365 days against actual days elapsed and changing when and as changes in the prime rate occur. All accrued but unpaid interest at the aforesaid rate shall be due and payable quarterly, commencing on February 28, 2001, and continuing on the last day of each and every May, August, November and February thereafter, until the entire principal balance hereof, together with all accrued but unpaid interest thereon, has been paid in full. The entire principal amount of this Note, together with any accrued but unpaid interest thereon, shall be due and payable on the earliest to occur of (a) April 30, 2001, or (b) the Business Day (as hereinafter defined) upon which the Holder shall have acquired all of the issued and outstanding common shares or other equity securities or ownership interests of the Company pursuant to the Merger Agreement (as

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hereinafter defined), or (c) the date upon which the entire indebtedness of the
Company under the Credit Agreement (as hereinafter defined) is declared to be due and payable (the "Maturity Date").

Section 1.02. Payments. All payments under this Note shall be made in lawful money of the United States of America. Payments shall be credited, first, to unpaid interest accrued through the date of such payment and, then, to principal.

Section 1.03. Limitation on Interest Rate and Payments. Notwithstanding any other provision of this Note or of any other agreement or instrument to which the Company and the Holder are parties, nothing herein contained or therein contained shall require the payment of any interest, expense or other charge by the Company which, when aggregated with all other interest, expenses and charges directly or indirectly paid by the Company or imposed by the Holder as a condition to extension of the loan evidenced by this Note, shall exceed the highest lawful rate permissible under any law applicable thereto. If, but for this provision, this Note or any other such agreement or instrument would require any such payment in excess of any such highest lawful rate, this Note and such other agreement or instrument shall automatically be deemed amended so that all interest, charges, expenses and other payments required hereunder or thereunder or so imposed, individually and in the aggregate, shall be equal to, but no greater than, the highest lawful rate therefor. If from any circumstances the Holder should ever receive an amount which, but for this provision, would constitute an unlawful payment hereunder or thereunder, then, ipso facto, such amount shall be applied to the reduction of the outstanding principal balance of this Note and not to the payment of interest, expenses and charges.

Section 1.04. Prepayment. The Company may, at any time prior to the Maturity Date, prepay all or any part of the outstanding principal balance of this Note.

                           ARTICLE II. DEFINITIONS

As used herein, the following terms shall have the respective meanings set forth below:

Section 2.01. "ACIL" shall mean American College in London, Ltd., a United Kingdom company and a wholly-owned subsidiary of the Company.

Section 2.02. "ACIL-US" shall mean American College in London, Ltd., U.S., a District of Columbia corporation and a wholly-owned subsidiary of the Company.

Section 2.03. "AEMEC" shall mean American European Middle East Corporation, LLC, a Georgia limited liability company.

Section 2.04. "AIU" shall mean American Intercontinental University, a Georgia corporation and a wholly-owned subsidiary of the Company.

Section 2.05. "Business Day" shall mean any day that is not a Saturday, a Sunday, or a day on which banks are required or permitted to be closed in the State of Georgia.

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Section 2.06.  "Credit Agreement" shall mean that certain Credit Agreement, dated March 25, 1999, as amended through the date hereof, between the Company, as Borrower, and First Union National Bank, as Lender.

Section 2.07. "Edutrek Systems" shall mean Edutrek Systems, Inc., a Georgia corporation and a wholly-owned subsidiary of the Company.

Section 2.08. "Guaranty" shall mean that certain Guaranty, dated as of May 30, 2000, executed by ACIL-US, AEMEC, AIU and Edutrek Systems in favor of the Holder.

Section 2.09. "Merger Agreement" shall mean that certain Agreement and Plan of Merger among the Holder, EI Acquisition, Inc., and the Company dated as of October 24, 2000.

Section 2.10. "Note Modification Agreement" shall mean that certain Note Modification Agreement dated as of November 30, 2000 among the Company, the Holder, ACIL-US, AEMEC, AIU and Edutek Systems.

Section 2.11. "Person" or "person" shall mean an individual, partnership, corporation, trust, unincorporated organization, joint venture, government or agency, political subdivision thereof, or any other entity of any kind.

Section 2.12. "Pledge Agreement" shall mean that certain Pledge Agreement, dated as of May 30, 2000, executed by the Company, ACIL-US, AEMEC, AIU and Edutrek Systems in favor of the Holder, as amended, modified, restated or replaced.

Section 2.13. "Security Agreement" shall mean the Security Agreement dated as of May 30, 2000 by and among the Company, Edutrek Systems, AIU, ACIL-US, AMEMEC and the Holder, as amended, modified or replaced.

Section 2.14. "Trademark Security Agreements" shall mean those certain Conditional Assignment and Trademark Security Agreements each dated as of May 30, 2000 executed by AIU and Edutrek Systems in favor of the Holder, as amended, modified, restated or replaced.

                            ARTICLE III. SECURITY

This Note is secured by the terms of each of the Guaranty, the Pledge Agreement, Trademark Security Agreements and the Security Agreement (collectively, the "Security Documents").

                         ARTICLE IV. USE OF PROCEEDS

Monies loaned by the Holder to the Company evidenced by this Note may be used for the purposes of financing the working capital needs of the Company and its subsidiaries and for general corporate purposes, but not for the purposes of repaying or prepaying principal amounts

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owed pursuant to the Credit Agreement or prepaying principal amounts owed to any other debtor of the Company or its subsidiaries.

                              ARTICLE V. DEFAULT

A default shall occur under this Note upon (a) the failure of the Company to (i) pay any monetary obligations when due under this Note, or (ii) perform any of its binding obligations under the Merger Agreement, or (iii) adhere to the restrictions set forth in Article IV of this Note; or (b) the failure of the Company, ACIL-US, AEMEC, AIU, Edutrek Systems or any other subsidiary of the Company that becomes a party to any such agreement after the date hereof to (i) perform any of their respective obligations under any of the Security Documents or Note Modification Agreement, or to (ii) perform any of their respective obligations under the Credit Agreement or any other agreement executed by the Company, ACIL-US, AEMEC, AIU, Edutrek Systems or any other subsidiary of the Company in favor of First Union National Bank in connection therewith (a "Default").

Upon the occurrence of a Default, the Holder shall be entitled to, at its sole option, declare the entire unpaid principal and interest amounts under this Note as immediately due and payable regardless of the stipulated date of maturity, and the Holder may proceed to collect such obligations forthwith, and enforce its remedies under the Security Documents, plus all out-of-pocket costs of collection, including reasonable attorneys' fees actually incurred if collected by and through an attorney. The failure of the Holder to exercise this option or indulgence granted from time to time shall in no event be considered a waiver of such option or estop the Holder from exercising such option.

                              ARTICLE VI. NOTICES

All notices and other communications hereunder shall be in writing and shall be deemed to have been given only (i) when personally delivered, or (ii) three (3) business days after mailing, postage prepaid, by certified mail, or (iii) when delivered (and receipted for) by an overnight delivery service, or (iv) when first sent by telex, telecopier or other means of instantaneous communication, provided such communication is promptly confirmed by personal delivery, mail or an overnight delivery service as provided above, addressed in each case as follows:

If to the Company, to:          Edutrek International, Inc.
                                6600 Peachtree-Dunwoody Road
                                500 Embassy Row
                                Atlanta, Georgia 30328
                                Telecopier: 404/965-8001
                                Attention: David J. Horn, Chief Financial
                                           Officer

with a copy in like manner to:  Smith, Gambrell & Russell, LLP
                                1230 Peachtree Road, NE
                                Promenade II, Suite 3100
                                Atlanta, Georgia 30309-3592

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                                Telecopier: 404/684-6932
                                Attention: A. Jay Schwartz, Esq.

If to the Holder, to:           Career Education Corporation
                                2895 Greenspoint Parkway, Suite 600
                                Hoffman Estates, Illinois 60195
                                Telecopier: 847/585-3610
                                Attention: Chief Financial Officer

with a copy in like manner to:  Katten Muchin Zavis
                                525 West Monroe Street, Suite 1600
                                Chicago, Illinois 60661-3693
                                Telecopier: 312/577-4676
                                Attention: Jeffrey L. Elegant, Esq.

Each party may change its address for the giving of notices and communications to it, and/or copies thereof, by written notice to the other parties in conformity with the foregoing.

                    ARTICLE VII. NEGOTIABILITY; ASSIGNMENT.

This Note may be assigned, conveyed or otherwise transferred at any time without the consent of the Company; provided, however, that this Note may not be assigned to any person or entity engaged in the business of providing post-secondary education services similar to or competitive with those services provided by the Company without the express written consent of the Company.

                         ARTICLE VIII. BINDING EFFECT

This Note shall be binding upon the Company and its successors and permitted assigns and shall inure to the benefit of the Holder and its successors and permitted assigns.

                             ARTICLE IX. HEADINGS

The paragraph headings contained in this Note are for reference purposes only and shall not affect in any way the meaning or interpretation of this Note.

                        ARTICLE X. TIME OF THE ESSENCE

Time is of the essence under this Note.

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                       ARTICLE XI. WIAVER OF PRESENTMENT

EXCEPT AS OTHERWISE PROVIDED IN THIS NOTE, THE COMPANY, ITS SUCCESSORS OR ASSIGNS, AND ALL OTHER PERSONS LIABLE FOR THE PAYMENT OF THIS NOTE, WAIVE PRESENTMENT FOR PAYMENT, DEMAND, PROTEST, AND NOTICE OF DEMAND, DISHONOR, PROTEST, AND NONPAYMENT, AND CONSENT TO ANY AND ALL RENEWALS, EXTENSIONS OR MODIFICATIONS THAT MIGHT BE MADE BY THE HOLDER AS TO THE TIME OF PAYMENT OF THIS NOTE FROM TIME TO TIME.

                          ARTICLE XII. GOVERNING LAW

This Note has been delivered in Atlanta, Georgia and shall be governed by and construed in accordance with the internal laws of the State of Georgia without regard to its conflicts of laws principles.

                    ARTICLE XIII. AMENDMENT AND RESTATEMENT

This Note is an amendment and restatement of, and is in substitution and replacement for, that certain Promissory Note dated as of May 30, 2000, by the Company in favor of Sylvan Learning Systems, Inc. in the original principal amount of $5,000,000.00 (the "Original Note"), which Original Note was assigned to the Holder. Nothing contained herein shall be deemed to constitute a payment or novation of the Original Note or a release of any guarantor or other accommodation party or any collateral or security for the Company's obligations to Holder under the Original Note.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under seal as of the day and year above first written.


     "COMPANY"     EDUTREK INTERNATIONAL, INC.



                   By:     /s/ R. Steven Bostic
                        ------------------------------------
                   Name: R. Steven Bostic
                   Title: Chief Executive Officer

(corporate seal)

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